Exhibit 10.1

SECOND AMENDMENT TO

INTEREST CONTRIBUTION AGREEMENT

THIS SECOND AMENDMENT TO INTEREST CONTRIBUTION AGREEMENT (this “Second Amendment”) is made and entered into as of this 31st day of March 2017 (the “Effective Date”), by and among FIRST CAPITAL REAL ESTATE OPERATING PARTNERSHIP, LP, a Delaware limited partnership (“FCRE OP” or the “Contributor”), FIRST CAPITAL REAL ESTATE TRUST INCORPORATED, a Maryland corporation (“First Capital” and together with FCRE OP, each an “FC Party” and collectively the “FC Parties”), TOWNSHIP NINE OWNER, LLC, a Delaware limited liability company (“T9 JV”), CAPITOL STATION HOLDINGS, LLC, a California limited liability company (“T9 Holdings”), CAPITOL STATION MEMBER, LLC, a Delaware limited liability company (“T9 Member”), CAPITOL STATION 65 LLC, a California limited liability company (“T9 Fee” and together with T9 JV, T9 Holdings and T9 Member collectively referred to herein as the “T9 Parties”), AVALON JUBILEE, LLC, a New Mexico limited liability company (“Avalon Fee”), PRESIDENTIAL REALTY OPERATING PARTNERSHIP LP, a Delaware limited partnership (“PRES OP”), and PRESIDENTIAL REALTY CORPORATION, a Delaware corporation (the “Company” or “Presidential” and together with PRES OP, each a “Presidential Party” and together the “Presidential Parties”). Each of the T9 Parties and Avalon Fee is referred to herein, individually, as a “Contributed Entity” and collectively referred to herein as the “Contributed Entities”. Each of the FC Entities, the Contributed Entities and the Presidential Entities are referred to herein collectively as the “Parties” and individually as a “Party.”

RECITALS

WHEREAS, the Parties are parties to a certain Interest Contribution Agreement dated as of December 16, 2016, as amended on January 6, 2017 (the “Agreement”);

WHEREAS, FCRE OP contemplates that it will deliver to PRES OP or its designee an Assignment and Assumption of Membership Interest (“Assignment and Assumption Agreement”) relating to sixty-six (66%) percent of its ownership interests in T9 JV promptly following the Effective Date, subject to the terms and conditions of the Agreement, as amended by this Second Amendment;

WHEREAS, in connection with this Second Amendment, FCRE OP, T9 JV and T-9 DEVELOPERS, LLC, a Delaware limited liability company (“T-9 Developers”), will enter into that certain First Amendment to the Limited Liability Company Agreement of T9 JV (the “T9 JV Amendment”) promptly following the Effective Date;

WHEREAS, in connection with the delivery of the Assignment and Assumption Agreement, PRES OP and the Company will sign a joinder to the Limited Liability Company Agreement of T9 JV admitting PRES OP or its designee as a member of T9 JV; and

WHEREAS, the Parties desire to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and obligations contained in this Second Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Section 1.5(f) of the Agreement is hereby amended and restated to read as follows:

(f) (i) The FC Parties hereby acknowledge and agree that until such time as the FC Parties shall have delivered to Presidential an updated appraisal by a reputable “qualified” appraiser describing the fair market value of the FC/T9 Interest as being equal to or greater than the amount of the EFMV-FC/T9 Interest (the “T9 Property Appraisal”) and the Existing T9 Loan is refinanced or extended on terms acceptable to the Presidential Parties and the FC Parties in their reasonable discretion (the “T9 Loan Extension/Refinancing”) then Presidential shall hold-back one hundred percent (100%) of the PRES OP Units in an amount equal to the POP/T9 Interest Purchase Price ($32,649,000) (the “Holdback Units”).

(ii)       Upon (x) receipt of the T9 Property Appraisal showing an appraised value equal to the EFMV-FC/T9 Interest ($85,457,000) and (y) the successful completion of the refinancing or extension of the T9 Loan on terms acceptable to the Presidential Parties and the FC Parties in their reasonable discretion, Presidential shall immediately issue and deliver to the Contributor a portion of the Holdback Units (based upon an assumed price of $1.00 per PRES OP Unit) equal to (A) the actual T9 Property Appraisal value minus (B) the sum of (y) the actual outstanding balance of the T9 Loan Extension/Refinancing and (z) any actual and reasonable associated legal costs incurred by Presidential in seeking the successful completion of the refinancing or extension of the T9 Loan on terms acceptable to the Presidential Parties and the FC Parties multiplied by the T9 Fraction (66/100).  In the event that the T9 Property Appraisal is less than the EFMV-FC/T9 Interest, Presidential shall immediately issue and deliver to the Contributor a portion of the Holdback Units (based upon an assumed price of $1.00 per PRES OP Unit) equal to (A) the actual T9 Property Appraisal value minus (B) the sum of (y) the actual outstanding balance of the T9 Loan Extension/Refinancing and (z) any actual and reasonable associated legal costs incurred by Presidential in seeking the successful completion of the refinancing or extension of the T9 Loan on terms acceptable to the Presidential Parties and the FC Parties multiplied by the T9 Fraction (66/100).  In the event that the T9 Property Appraisal is greater than the EFMV-FC/T9 Interest, then the foregoing formula shall be applied and the Contributor shall receive the number of PRES OP Units obtained by using the formula.  Notwithstanding the foregoing, the issuance and delivery of the Holdback Units shall be conditioned upon both (x) receipt of the T9 Property Appraisal and (y) the occurrence of the T9 Loan Extension/Refinancing on terms acceptable to the Presidential Parties and the FC Parties.

(iii)       The T9 Property Appraisal shall be obtained within thirty (30) days from the date of this Second Amendment.  Notwithstanding any provision to the contrary in this Second Amendment, in the event that the T9 Property Appraisal has been obtained but the T9 Loan Extension/Refinancing has not been accomplished within one hundred eighty (180) days from the date of this Second Amendment, then the FC Parties and the Presidential Parties may within ten (10) days mutually agree in writing to extend the time period to complete the T9 Loan Extension/Refinancing, or either the FC Parties or the Presidential Parties may elect to cancel the transfer of the FC/T9 Interest following ten (10) days’ prior written notice to the other. In such event the parties will cooperate with each other and take such action and execute such documents and instruments as may be necessary to evidence the cancellation and the removal of PRES OP or its designee as a member of the T9 JV and from the Limited Liability Company Agreement of T9 JV.

(iv)       For purposes of this Agreement, a “qualified” appraiser shall mean any one of the following appraisal firms: 1) CBRE, 2) Cushman & Wakefield, or 3) Colliers International. The “qualified” appraiser shall be selected by the FC Parties but shall be subject to the approval of Presidential, which shall not be unreasonably withheld, conditioned or delayed; specifically, Presidential shall advise the FC Parties, in writing, of its position with respect to the appraiser within five (5) days from the date Presidential is advised of the identity and qualifications of the appraiser selected by FC Parties.  The engagement of such “qualified” appraiser shall be made for the benefit of the Presidential Parties and they will have the ability to negotiate the final scope of the appraisal in their reasonable discretion.

(v)       Notwithstanding any provision contained herein to the contrary, during the period beginning on the Effective Date and continuing for a period of thirty (30) days from such date, the Presidential Parties shall through the exercise of commercially reasonable efforts (such efforts to include the negotiation and documentation of any T9 Loan Extension/Refinancing) endeavor in good faith to obtain the T9 Loan Extension/Refinancing.  The FC Parties shall promptly reimburse the Presidential Parties for any actual and reasonable costs incurred by the Presidential Parties in connection with pursuing the T9 Loan Extension/Refinancing.  In the event that the Presidential Parties are unable to obtain the T9 Loan Extension/Refinancing within said thirty (30) day period then the Presidential Parties shall have no further responsibility relative to obtaining the T9 Loan Extension/Refinancing, and the FC Parties shall thereafter endeavor, using commercially reasonable efforts (such efforts to include the negotiation and documentation of any T9 Loan Extension/Refinancing) to obtain the T9 Loan Extension/Refinancing.  In the event that the T9 Loan Extension/Refinancing is not obtained within sixty (60) days from the Effective Date, then the FC Parties and the Presidential Parties shall continue to work together to use commercially reasonable efforts to endeavor in good faith to obtain the T9 Loan Extension/Refinancing and direct the Board of Directors of T9 JV to take such actions as the board may determine to be in the best interests of the members of T9 JV relative to the T9 Loan Extension/Refinancing. Furthermore, the FC Parties shall cause the operating agreement for T9 JV to be amended in a manner consistent with and to effectuate the provisions of this section concurrently with the transfer of the FC/T9 Interest.

2.	Section 2.2 of the Agreement is hereby amended and restated to read as follows:

Issuance of Securities. The applicable PRES OP Units will be issued and delivered by PRES OP (a) upon the Closing of the Avalon Property and (b) as provided in Section 1.5(f) with respect to the T9 Property, in the amounts specified in Article I. The parties acknowledge and agree that the contribution by the Contributor of sixty-six (66%) percent of its ownership interests in T9 JV shall occur on the Effective Date.

3.	Section 1.5(e) (as amended on January 6, 2017), Section 5.1(c)(iii), Section 5.2(d), Section 5.2(e) and Section 5.2(g) of the Agreement are hereby deleted in their entirety. Schedule 1.9 of the Agreement is hereby amended to delete clause (vi) thereof.

4.	Conditions Precedent to the Obligations of the Parties. The Parties agree that upon the Effective Date, any conditions under Sections 5.2 and 5.3 of the Agreement shall be deemed satisfied or waived, as applicable. Section 5.3(d) of the Agreement is hereby deleted in its entirety.

5.	Registration Rights. Article VI of the Agreement is hereby deleted, and each of the FC Parties and the holders of any PRES OP Unit originally issued to the Contributor shall have the registration rights described in Annex A to this Second Amendment.

6.	Revision to January 6, 2017 Acknowledgement and Certificate by The BBJ Family Irrevocable Trust. In connection with the first amendment to the Agreement on January 6, 2017, The BBJ Family Irrevocable Trust (the “Trust”) entered into an Acknowledgement and Certificate (the “Certificate”) for the benefit of the FC Parties and the Presidential Parties. In Section 1.4, clause (v), of the Certificate, the Trust agreed “to vote in favor of the election or appointment of two (2) new board members selected by the FC Parties.” As a condition to the effectiveness of this Second Amendment, the Certificate shall be amended to revise Section 1.4, clause (v) as follows: “vote in favor of the election or appointment to the board of each of Serge Kasarda and Richard Shea.”

7.	Board Members. Presidential agrees that subject to the recommendation of Presidential’s Nominating Committee, and the approval of Presidential’s board of directors (the “Presidential Board”) in the exercise of their fiduciary duties, the two vacancies currently existing on the Presidential Board shall be filled by Serge Kasarda and Richard Shea on the Effective Date or promptly thereafter.

8.	New Presidential Management. Presidential agrees that subject to the approval of the Presidential Board in the exercise of its fiduciary duties, Presidential shall on the Effective Date or promptly thereafter take all such actions as may reasonably be required to cause the appointment or election of a new management team lead by Serge Kasarda and other persons reasonably acceptable to him who can assist him in implementing the Business Plan.

9.	Business Plan. The Business Plan (consisting of a 23-page presentation by Serge Kasarda and his associates proposing a health care business strategy dated March 2017) has been approved by the Presidential Board.

10.	Incorporation by Reference; Defined Terms. This Second Amendment is hereby incorporated into and shall be deemed a part of the Agreement. Any capitalized terms used but not defined in this Second Amendment shall have the meanings ascribed to such terms as provided in the Agreement.

11.	Construction. Each of the Parties acknowledges that they, and their respective counsel, all substantially participated in the negotiation, drafting and editing of this Second Amendment. Accordingly, the Parties agree that the provisions of this Second Amendment shall not be construed or interpreted for or against any Party hereto based on authorship.

12.	Authority. Each Party represents and warrants that it has the power and authority to execute this Second Amendment, and that there are no third-party approvals required to execute this Second Amendment or to comply with the terms or provisions contained herein.

13.	Ratified and Confirmed. The Agreement, except as amended by this Second Amendment, is hereby ratified and confirmed and shall remain in full force and effect in accordance with its original terms and provisions. If there is any conflict between the terms and provisions of this Second Amendment and the terms and provisions of the Agreement, the terms and provisions of this Second Amendment shall govern. From and after the Effective Date, any reference to the Agreement shall mean the Agreement as modified by this Second Amendment.

14.	Governing Law; Waiver of Jury Trial. Sections 8.6 and 8.7 of the Agreement shall govern this Second Amendment.

15.	Headings. The paragraph headings contained herein are included solely for the convenience of reference and shall not be considered in the interpretation of this Second Amendment nor shall the same be deemed to alter or modify the terms of this Second Amendment.

16.	Execution/Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Each of the Parties hereto shall be entitled to rely upon a counterpart of this Second Amendment executed by the other Party and sent by facsimile transmission.

[Signatures appear on the following page]

IN WITNESS WHEREOF the Parties have executed this Second Amendment as of the date set forth above.

ON BEHALF OF THE FC PARTIES & THE CONTRIBUTED ENTITIES:

By:	First Capital Real Estate Operating Partnership, LP
a Delaware limited partnership

	By:	First Capital Real Estate Trust Incorporated,
a Maryland corporation
its General Partner

		By:	/s/ Suneet Singal
Name: Suneet Singal
Title: CEO & Chairman of the Board

ON BEHALF OF THE PRESIDENTIAL PARTIES:

By:	Presidential Realty Operating Partnership LP
a Delaware limited partnership

	By:	Presidential Realty Corporation,
a Delaware Corporation
its General Partner

		By:	/s/ Nickolas Jekogian
Name: Nickolas Jekogian
Title: CEO

[Signature page to Second Amendment to Interest Contribution]

ANNEX A

REGISTRATION RIGHTS

The Parties desire to facilitate the FC Parties’ ultimate goal of providing liquidity in the form of registered or otherwise freely tradable shares of the Company’s common stock to the FC Parties and the limited partners of the Contributor and the stockholders of First Capital. Notwithstanding any provision of the Agreement or the PRES OP Agreement, each of the FC Parties, the limited partners of Contributor and the stockholders of First Capital, in their capacities as holders of PRES OP Units originally issued to the Contributor shall have the registration rights described in this Annex A to this Second Amendment.

1.       Registration Rights of the Contributor.

(a)       Registration of PRES OP Units Issued to the Contributor.

(i)       Subject to the provisions of applicable securities laws and the interpretations of the SEC, at the request of the Contributor or, at the option of the Company prior to such request, PRES OP (and/or the Company, as applicable) agrees to file with the SEC a shelf registration statement on Form S-3 under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC (the “Contributor Shelf Registration”), with respect to all of the PRES OP Units issued to the Contributor (the “Contributor PRES OP Units”) so that such Contributor PRES OP Units can be distributed to the limited partners of the Contributor. PRES OP (and/or the Company, as applicable) will use its best efforts to have the Contributor Shelf Registration declared effective under the Securities Act and to keep the Contributor Shelf Registration continuously effective until a date agreed upon by PRES OP (and/or the Company, as applicable) and the Contributor or until such time as all of the securities registered pursuant to such Shelf Registration (1) have been distributed to the limited partners of the Contributor pursuant to such Contributor Shelf Registration, (2) have otherwise been distributed pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”), or (3) have been otherwise transferred in a transaction resulting in the transferee receiving Contributor PRES OP Units not deemed to be “restricted securities” under Rule 144. PRES OP (and/or the Company, as applicable) further agrees to supplement or make amendments to the Contributor Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Contributor Shelf Registration.

(ii)       PRES OP (and/or the Company, as applicable) further agrees that if a shelf registration under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, is not available for the registration contemplated hereunder, and/or if Form S-3 is not then available for such registration, PRES OP (and/or the Company, as applicable) shall effect a non-shelf registration on the registration form that is then available for such registration, and the Contributor agrees to promptly distribute the Contributor PRES OP Units to its limited partners upon the effectiveness of the registration.

(iii)       The Company, in the exercise of its reasonable judgment, shall have the right to delay the filing of the Contributor Shelf Registration for up to 120 days.

(iv)       Notwithstanding the foregoing provisions of this Section 1(a), PRES OP and/or the Company shall be so obligated to file a registration statement with the SEC under this Section 1(a) only if the Contributor has concluded, based on the advice of its securities counsel, that there is no registration exemption available for the distribution of the Contributor PRES OP Units to the limited partners of the Contributor.

(v)       Under no circumstances shall the Company or PRES OP have any obligation to file a registration statement pursuant to this Section 1(a) unless and until PRES OP has issued the PRES OP Units representing the purchase price for the FC/T9 Interest.

(b)       Registration of PRES OP Units Distributed by the Contributor to First Capital.

(i)       After the distribution of PRES OP Units to First Capital as a limited partner of the Contributor, whether such distribution is registered or exempt from registration, and subject to the provisions of applicable securities laws and the interpretations of the SEC, at the request of First Capital or, at the option of the Company prior to such request, PRES OP (and/or the Company, as applicable) agrees to file with the SEC a shelf registration statement on Form S-3 under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC (the “First Capital Shelf Registration”), with respect to all of the PRES OP Units distributed to First Capital (the “First Capital PRES OP Units”) so that such PRES OP Units can be distributed to the stockholders of First Capital. PRES OP (and/or the Company, as applicable) will use its best efforts to have the First Capital Shelf Registration declared effective under the Securities Act and to keep the First Capital Shelf Registration continuously effective until a date agreed upon by PRES OP (and/or the Company, as applicable) and First Capital or until such time as all of the securities registered pursuant to such First Capital Shelf Registration (1) have been distributed to the stockholders of First Capital pursuant to such First Capital Shelf Registration, (2) have otherwise been distributed pursuant to Rule 144, or (3) have been otherwise transferred in a transaction resulting in the transferee receiving First Capital PRES OP Units not deemed to be “restricted securities” under Rule 144. PRES OP (and/or the Company, as applicable) further agrees to supplement or make amendments to the First Capital Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the First Capital Shelf Registration.

(ii)       PRES OP (and/or the Company, as applicable) further agrees that if a shelf registration under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, is not available for the registration contemplated hereunder, and/or if Form S-3 is not then available for such registration, PRES OP (and/or the Company, as applicable) shall effect a non-shelf registration on the registration form that is then available for such registration, and First Capital agrees to promptly distribute the First Capital PRES OP Units to its stockholders upon the effectiveness of the registration.

(iii)       The Company, in the exercise of its reasonable judgment, shall have the right to delay the filing of the First Capital Shelf Registration for up to 120 days.

(iv)       Notwithstanding the foregoing provisions of this Section 1(b), PRES OP and/or the Company shall be so obligated to file a registration statement with the SEC under this Section 1(b) only if First Capital has concluded, based on the advice of its securities counsel, that there is no registration exemption available for the distribution of the First Capital PRES OP Units to the stockholders of First Capital.

(v)       Under no circumstances shall the Company or PRES OP have any obligation to file a registration statement pursuant to this Section 1(b) unless and until PRES OP has issued the PRES OP Units representing the purchase price for the FC/T9 Interest.

(vi)       If the registration under Section 1(a) and the registration under Section 1(b) are intended to occur simultaneously or in close proximity in time, the FC Parties and the Presidential Parties shall work in good faith to combine or coordinate such registrations.

(c)       Registration of “REIT Shares” so that PRES OP Units can be Redeemed under the PRES OP Agreement.

(i)       Concurrently with the registration of the PRES OP Units to enable them to be distributed to the stockholders of First Capital as contemplated in Section 1(b), and subject to the provisions of applicable securities laws and the interpretations of the SEC, and the provisions of the Company’s Certificate of Incorporation, the Company agrees to file with the SEC a shelf registration statement on Form S-3 under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC (the “Shelf Registration”), with respect to all of the “REIT Shares” (as defined in the PRES OP Agreement) that such stockholders of First Capital and the limited partners of the Contributor, in their capacity as limited partners in PRES OP, are entitled to receive pursuant to Section 8.05(b) of the PRES OP Agreement (the “Redemption Shares”). The Company will use its best efforts to have the Shelf Registration declared effective under the Securities Act and to keep the Shelf Registration continuously effective until a date agreed upon by the Company and such stockholders of First Capital and the limited partners of the Contributor, in their capacity as limited partners in PRES OP, or until such time as all of the securities registered pursuant to such Shelf Registration (1) have been disposed of pursuant to such Shelf Registration, (2) have otherwise been distributed pursuant to Rule 144, or (3) have been otherwise transferred in a transaction resulting in the transferee receiving REIT Shares not deemed to be “restricted securities” under Rule 144. The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for the Shelf Registration.

(ii)       The Company further agrees that if a shelf registration under Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, is not available for the registration contemplated hereunder, and/or if Form S-3 is not then available for such registration, the Company shall effect and maintain a shelf registration on the registration form that is then available for such registration.

(iii)       The Company, in the exercise of its reasonable judgment, shall have the right to delay the filing of the Shelf Registration for up to 120 days.

(iv)       First Capital and the Presidential Parties shall work in good faith to combine or coordinate the First Capital Shelf Registration with the Shelf Registration.

(v)       Under no circumstances shall the Company or PRES OP have any obligation to file a registration statement pursuant to this Section 1(c) unless and until PRES OP has issued the PRES OP Units representing the purchase price for the FC/T9 Interest.

2.       Registration and Qualification Procedures. The Company and/or PRES OP is obligated to use its or their best efforts to have the registration statements described above declared effective under the Securities Act. Accordingly, Company and/or PRES OP, as applicable, will:

(i)       prepare and file with the SEC a registration statement, including amendments thereof and supplements relating thereto, with respect to the securities referenced above, as applicable;

(ii)       use its or their best efforts to cause the applicable registration to be declared effective by the SEC;

(iii)       keep the registration effective and the related prospectus current as described in Section 1 above, except as provided in Section 1(a)(ii) and Section 1(b)(ii);

(iv)       furnish to each holder of such securities such numbers of copies of prospectuses, and supplements or amendments thereto, and such other documents as such holder reasonably requests;

(v)       register or qualify such securities covered by the applicable registration statement under the securities or blue sky laws of such jurisdictions within the United States as any holder of such securities shall reasonably request, and do such other reasonable acts and things as may be required of it to enable such holders to consummate the sale or other disposition in such jurisdictions of such securities; provided, however, that neither the Company nor PRES OP shall be required (1) to qualify as a foreign corporation or other foreign entity or consent to a general and unlimited service of process in any jurisdictions in which it would not otherwise be required to be qualified or so consent or (2) to qualify as a dealer in securities; and

(vi)       keep the holders of such securities advised as to the initiation and progress of the applicable registration.

3.       Allocation of Expenses.

(a)       The Company or PRES OP shall pay all expenses in connection with the registrations described in Section 1, including without limitation (i) all expenses incident to filing with the Financial Industry Regulatory Authority, (ii) registration fees, (iii) printing expenses, (iv) accounting and legal fees and expenses, except to the extent holders of such securities elect to engage accountants or attorneys in addition to the accountants and attorneys engaged by the Company or PRES OP, (v) accounting expenses incident to or required by any such registration or qualification and (vi) expenses of complying with the securities or blue sky laws of any jurisdictions in connection with such registration or qualification; provided, however, neither the Company nor PRES OP shall be liable for (A) any discounts or commissions to any broker attributable to the sale of such securities, or (B) any fees or expenses incurred by holders of such securities in connection with such registration which, according to the written instructions of any regulatory authority, neither the Company nor PRES OP is permitted to pay.

(b)       At the time of any proposed registration pursuant to Section 1, neither the Company nor PRES OP may not have sufficient available funds to prepare and file a registration statement. If at such time the Company has not completed a private placement of its shares, to the extent that the registration requirements of Section 1 impose costs and expenses (including, without limitation, legal, accounting, filing fees, blue sky fees, FINRA fees) on the Company and/or PRES OP in excess of those to be incurred by the Company and/or PRES OP without such registration statement, then the First Capital Parties or any holder whose securities are being included in the registration statement may advance such expenses on behalf of the Company and PRES OP, and in such event the Company and/or PRES OP will perform its obligations under Sections 1 and 2 and the Company and PRES OP shall be jointly and severally liable to reimburse such holder or holders as soon as their financial circumstances permit such payment without having a material adverse effect on the Company. Neither the Company nor PRES OP will be required to incur expenses in connection with the performance of this Agreement without the determination of the Board of Directors of the Company that doing so would not have a material adverse effect on either or both of the Company and PRES OP.

4.       Listing on Securities Exchange. If the Company shall list or maintain the listing of any REIT Shares on any securities exchange, it will at its expense (subject to Section 3(b)) and as necessary to permit the registration and sale of the REIT Shares hereunder, list thereon, maintain and, when necessary, increase such listing to include such REIT Shares.

5.       Indemnification.

(a)       Indemnification by the Company and PRES OP. Each of the Company and PRES OP agrees to indemnify and hold harmless, to the full extent permitted by law, each of the Contributor, First Capital and the limited partners of PRES OP described above who redeem the PRES OP Units for REIT Shares, and each of their respective direct or indirect partners, members or stockholders and each of such partner’s, member’s or stockholder’s partners, members or stockholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and each Person who controls (within the meaning of the Securities Act or the Exchange Act) such Persons and each of their respective representatives from and against any and all losses, penalties, judgments, suits, costs, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation and legal expenses) (each, a “Loss” and collectively, “Losses”) arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any registration statement under which the securities referenced in Section 1 above (“Registrable Securities”) were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein), any issuer free writing prospectus or amendment or supplement thereto, or any other disclosure document produced by or on behalf of the Company or PRES OP including reports and other documents filed under the Exchange Act, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or issuer free writing prospectus, in light of the circumstances under which they were made) not misleading, (iii) any violation or alleged violation by the Company or PRES OP of any federal, state or common law rule or regulation applicable to the Company or PRES OP in connection with any such registration, qualification, compliance or sale of Registrable Securities, (iv) any failure to register or qualify Registrable Securities in any state where the Company or PRES OP or its or their agents have affirmatively undertaken or agreed in writing that the Company or PRES OP (the undertaking of any underwriter being attributed to the Company or PRES OP) will undertake such registration or qualification on behalf of the holders of such Registrable Securities (provided, that, in such instance the Company PRES OP shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) or (v) any actions or inactions or proceedings in respect of the foregoing whether or not such indemnified party is a party thereto, and the Company or PRES OP will reimburse, as incurred, each such holder and each of their respective direct or indirect partners, members or stockholders and each of such partner’s, member’s or stockholder’s partners members or stockholders and, with respect to all of the foregoing Persons, each of their respective Affiliates, employees, directors, officers, trustees or agents and controlling Persons and each of their respective Representatives, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that, the Company or PRES OP shall not be liable to any particular indemnified party to the extent that any such Loss arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in any such registration statement or other document in reliance upon and in conformity with written information furnished to the Company or PRES OP by such indemnified party expressly for use in the preparation thereof or (B) an untrue statement or omission in a preliminary prospectus relating to Registrable Securities, if a prospectus (as then amended or supplemented) that would have cured the defect was furnished to the indemnified party from whom the Person asserting the claim giving rise to such Loss purchased Registrable Securities at least five (5) days prior to the written confirmation of the sale of the Registrable Securities to such Person and a copy of such prospectus (as amended and supplemented) if such prospectus was not sent or given by or on behalf of such indemnified party to such Person at or prior to the written confirmation of the sale of the Registrable Securities to such Person. This indemnity shall be in addition to any liability the Company or PRES OP may otherwise have. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any indemnified party and shall survive the transfer of such securities by such holder.

(b)       Indemnification by Certain Holders of Registrable Securities. Each FC Party (a “Holder”) agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, PRES OP, their directors, managers and officers and each Person who controls the Company or PRES OP, and each of their respective representatives from and against any Losses resulting from (i) any untrue statement of a material fact in any registration statement under which such Registrable Securities were registered under the Securities Act (including any final, preliminary or summary prospectus contained therein or any amendment or supplement thereto or any documents incorporated by reference therein) or any issuer free writing prospectus or amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, preliminary prospectus or issuer free writing prospectus, in light of the circumstances under which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company or PRES OP specifically for inclusion in such registration statement and has not been corrected in a subsequent writing prior to or concurrently with the sale of the Registrable Securities to the Person asserting the claim, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such registration statement, prospectus, offering circular, issuer free writing prospectus or other document, in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein.

(c)       Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Section 5 shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, that, any delay or failure to so notify the indemnifying party shall relieve the indemnifying party of its obligations hereunder only to the extent, if at all, that it is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that, any Person entitled to indemnification hereunder shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (A) the indemnifying party has agreed in writing to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after delivery of notice of such claim from the Person entitled to indemnification hereunder and employ counsel reasonably satisfactory to such Person, (C) the indemnified party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, or (D) in the reasonable judgment of any such Person (based upon advice of its counsel) a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). If the indemnifying party assumes the defense, the indemnifying party shall not have the right to settle such action, consent to entry of any judgment or enter into any settlement, in each case without the prior written consent of the indemnified party, unless the entry of such judgment or settlement (i) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party, and provided, that, any sums payable in connection with such settlement are paid in full by the indemnifying party. If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its prior written consent, but such consent may not be unreasonably withheld. It is understood that the indemnifying party or parties shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm admitted to practice in such jurisdiction at any one time unless (x) the employment of more than one counsel has been authorized in writing by the indemnifying party or parties, (y) an indemnified party has reasonably concluded (based on the advice of counsel) that there may be legal defenses available to it that are different from or in addition to those available to the other indemnified parties, or (z) a conflict or potential conflict exists or may exist (based upon advice of counsel to an indemnified party) between such indemnified party and the other indemnified parties, in each of which cases the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels.

(d)       Contribution. If for any reason the indemnification provided for in paragraphs (a) and (b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any Losses referred to therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party or parties on the other hand in connection with the acts, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. In connection with any registration statement filed with the SEC by the Company or PRES OP, the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 5(d). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Losses referred to in Section 5(a) and Section 5(b) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 5(a) and Section 5(b) hereof without regard to the provisions of this Section 5(d).

(e)       No Exclusivity. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may be available to any indemnified party at law or in equity or pursuant to any other agreement.

(f)       Survival. The indemnities provided in this Section 5 shall survive the transfer of any Registrable Securities by the holder thereof.

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